UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2018

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Applied Plaza, Cleveland, Ohio 44115

(Address of Principal Executive Officers) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 8, 2018, Applied Industrial Technologies, Inc. (“Applied”) entered into an Agreement and Plan of Merger (the “Agreement”) by and among Applied, Fortress Merger Sub Holding LLC, a limited liability company organized under the Laws of Delaware and a direct wholly-owned subsidiary of Applied, Fortress Merger Sub LP, a limited partnership organized under the Laws of Delaware and an indirect wholly-owned subsidiary of Applied, FCX Group Holdings, LP, a limited partnership organized under the Laws of Delaware (the “Partnership”), FCX Group GP, LLC, a limited liability company organized under the Laws of Delaware (the “GP”), and Harvest Partners, LP, a limited partnership organized under the Laws of Delaware, solely in its capacity as the sellers’ representative.

Pursuant to the Agreement, Applied will acquire, through its subsidiaries, all of the issued and outstanding shares of FCX Performance, Inc. (“FCX”) for an aggregate purchase price of US$768 million, subject to certain adjustments and holdbacks. The acquisition is expected to be completed on the later of January 31, 2018, or two business days following expiration of the Hart-Scott-Rodino waiting period and satisfaction or waiver of certain other customary conditions.

Applied, the Partnership and the GP have made representations, warranties, covenants and indemnities in the Agreement that are customary in transactions of this type and size.

FCX provides flow control solutions to MRO and OEM customers across diverse industrial and process end markets.

The foregoing summary of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 8.01. OTHER	EVENTS

On January 9, 2108, Applied issued a press release announcing the execution of the Agreement and scheduling an investor presentation regarding the acquisition of FCX. Applied’s press release announcing the acquisition and the investor presentation are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Agreement and Plan of Merger by and among by and among Applied Industrial Technologies, Inc., Fortress Merger Sub Holding LLC, Fortress Merger Sub LP, FCX Group Holdings, LP, FCX Group GP, LLC, and Harvest Partners, LP.

99.1	Press release issued by Applied Industrial Technologies, Inc. on January 9, 2018.

99.2	Investor presentation dated January 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary

Date: January 9, 2018